Statement of Cash Flows (Predecessor Basis)	2 Months Ended
Feb. 28, 2017 USD ($)
Cash flows from operating activities
Net decrease in net assets resulting from operations	$ (626,084)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized depreciation on investments	386,741
Net realized loss on sales of investments in unaffiliated issuers	15,327
Proceeds from sales of investment securities	28,425
Increase in interest receivable	(5,099)
Increase in due from brokers	(28,438)
Decrease in other receivable and prepayments	2,520
Increase in accounts payable and accrued expenses	13,778
Decrease in management fees payable - related party	(58,830)
Net cash used in operating activities	(271,660)
Net decrease in cash	(271,660)
Cash - Beginning of period	301,643
Cash - End of period	29,983
Supplemental disclosures of cash flow information
Interest paid
Income taxes paid